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                                                                   EXHIBIT 10.13

                                LEASE AGREEMENT


THE STATE OF TEXAS        (
                          )
COUNTY OF DALLAS          )

         THIS LEASE AGREEMENT, made and entered into by and between the Landlord and Tenant hereinafter named.

                                  WITNESSETH:

         1. DEFINITIONS AND BASIC PROVISIONS. The following definitions and basic provisions shall be used in conjunction with and limited by the reference thereto in the provisions of this Lease:

                 (a) "Landlord":Sterling Plaza Ltd., by Sterling Projects, Inc., General Partner

                 (b) "Tenant":Brigham Oil & Gas, L.P. (A Delaware Limited Partnership)

                 (c) "Premises": Consisting of approximately 6,038 square feet located in the Sterling Plaza Building (the "Building") as shown on Exhibit "B" attached hereto.

                          The Building Address is:

                          5949 Sherry Lane
                          Suite 1616
                          Dallas, Texas 75225

                 (d) "Lease Term": A period of sixty ( 60 ) months, commencing on June 1, 1992, (the "Commencement Date").

                 (e)      "Basic Rental": $ 365,670.00

                 (f)      "Monthly Rental Installment":$ 7,170.00* *except
                                                                    that months
                                                                    8, 11, 14,
                                                                    20, 26, 32,
                                                                    38, 44 and
                                                                    56 the
                                                                    Monthly
                                                                    Installment
                                                                    shall be
                                                                    $0.00

                 (g)      "Security Deposit": $ -0-


                 (h)      "Permitted Use":    General Office

                 (i) "Lease Year": A period of twelve months beginning on the day and month on which the Commencement Date occurred and ending twelve months thereafter.

                 (j) "Building Holidays": New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         2. LEASE GRANT. Landlord, in consideration of the Basic Rental and the additional rental to be paid and the other covenants and agreements to be performed by Tenant and upon the terms and conditions hereinafter stated, does hereby lease, demise and let unto Tenant the Premises (as defined in Paragraph 1(c) hereof) commencing on the Commencement Date (as defined in Paragraph 1(d) hereof, or as adjusted as hereinafter provided and ending on the last day of the Lease Term, unless sooner terminated as herein provided.
Should Tenant occupy the Premises prior to the Commencement Date specified in Paragraph 1(d), the Commencement Date shall be altered to coincide with the date of said occupancy, with the ending date of the Lease remaining unchanged; provided, however, Basic Rental shall remain unchanged. By occupying the Premises, Tenant shall be deemed to have accepted the same as suitable for the purpose herein intended and to have acknowledged that the same comply fully with Landlord's covenants and obligations hereunder. Notwithstanding anything in this Lease to the contrary. Tenant's acceptance of the Premises will not constitute a waiver of any latent defects in the Premises.

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                 The exact amount of rentable square feet in the Premises shall be determined by the parties within 60 days of the Commencement Date. The calculation of rentable space shall be done in accordance with the American National Standard of the Building Owners and Managers Association International as set forth in the Standard Method for Measuring Floor Area in Office Buildings. ANSI 265.1-1980 (the "BOMA Standard)". The Building of which the Premises are a part currently contains approximately 302,747 rentable square feet calculated in accordance with the BOMA Standard whereby Tenant's proportionate share is 1.9944% of the building. This percentage shall be utilized in calculation of Tenant's pro rata share of excess operating expenses described in paragraph 4 of this Lease. In the event the recalculation of rentable square feet in the Premises discloses that the Premises does not contain exactly 6.038 rentable square feet, the parties shall execute a written amendment to this lease to change the number of rentable square feet in the Premises, Tenant's revised proportionate share, and the calculation and amount of rent payable hereunder (including a reconciliation as to rent already paid). In the event of any change in the Building, any resulting adjustment in the amount of rentable square feet in the Building shall not affect the calculations of rent prior to the change.

         3. RENT. In consideration of this Lease, Tenant promises and agrees to pay Landlord the Basic Rental (as defined in paragraph 1(e) hereof) without deduction or setoff. It is agreed that, notwithstanding anything to the contrary, the Premises herein are leased for the Basic Rental for the Lease Term, payable monthly beginning at the time of the making of this Lease. Basic Rental has been adjusted to reflect that the initial leasehold improvement costs are being borne by Tenant.

         One such Monthly Rental Installment together with the Security Deposit (as defined in Paragraph 1(g) hereof) shall be payable by Tenant to Landlord contemporaneously with the execution hereof and a like Monthly Rental Installment shall be due and payable without demand on or before the first day of each calendar month during the term hereof beginning July 1, 1992. A Monthly Rental Installment for any fractional month at the beginning or the end of the Lease Term shall be prorated by multiplying said Monthly Rental Installment times a fraction, the numerator of which is the number of days in said fraction month which fall within the Lease Term and the denominator of which is the total number of days in such calendar month.

         If the Monthly Rental Installment is not received by the Landlord within ten (10) days of the date said Monthly Rental Installment is due, a service charge of 1% of the Monthly Rental Installment owed shall become due and payable in addition to the Monthly Rental Installment owed. Said service charge is for the purpose of reimbursing Landlord for the extra costs and expenses incurred in connection with the handling and processing of late Monthly Rental Installment payments. All sums of money which are or which become owed to Landlord pursuant to any of the terms, covenants and conditions of this Lease, whether or not so specified, shall be deemed "rent" or "additional rent" and, if not timely paid, shall be subject to the 1% service charge specified herein. Additionally, any Monthly Rental Installment not paid within twenty (20) days of the due date thereof shall, in addition to the 1% service charge specified herein, bear interest at the maximum lawful rate from the due date until paid.

         4. EXPENSE ESCALATION. In the event the operating expenses (as defined below) of Landlord for the building of which the Premises are a part shall, in any calendar year during the term of this Lease, exceed the sum of the actual operating expenses for 1992 per square foot grossed up to reflect a 95% occupancy, Tenant agrees to pay as additional rental Tenant's pro rata share of such excess operating expenses. Landlord shall, within nine months following the close of any calendar year for which additional rental is due under this paragraph, invoice Tenant for the additional rental. The invoice shall include in reasonable detail all computations of the additional rental, and Tenant agrees to pay the additional rental within thirty days following receipt of the invoice. If this Lease shall terminate on a day other than the last day of a year, the amount of any additional rental payable by Tenant applicable to the year in which such termination shall occur shall be prorated on the ratio that the number of days from the commencement of such year to and including such termination date bears to 365. If at any time during the term of this Lease, Landlord has reason to believe the per square foot operating expenses for the calendar year will exceed the sum set forth above, Landlord may invoice Tenant to prepay monthly one-twelfth of an amount equal to the additional rental paid in the previous year. If the invoice delivered within nine months following the close of a calendar year in accordance with this paragraph shows an amount owing by Tenant that is less than the sum of the monthly payments made by Tenant in the previous calendar year, the invoice shall be





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accompanied by a refund of the excess by Landlord to Tenant.  If such invoice shows an amount owing by Tenant which is more than the sum of the monthly payments made by Tenant in the previous calendar year, Tenant shall pay such deficiency to Landlord within thirty days after receipt of the invoice. During the year in which this Lease terminates, Landlord shall have the option to invoice Tenant for Tenant's pro rata share of the excess operating expenses based upon the previous year's excess operating expenses. Landlord shall invoice Tenant under this option within thirty days prior to the termination of this Lease. Tenant shall have the right, at its own expense and at a reasonable time, to audit Landlord's books relevant to the additional rentals due under this paragraph.

         The term "Operating Expenses" as used above includes all reasonable expenses incurred with respect to the maintenance and operation of the building of which the leased premises are a part, including, but not limited to, maintenance and repair costs, electricity, fuel, water, sewer, gas and other utility charges, security, window washing, janitorial services, trash and snow removal, landscaping and pest control, management fees (not to exceed 4.5%), wages and fringe benefits payable to employees of Landlord whose duties are connected with the operation and maintenance of the Building and/or Premises, amounts paid to contractors or subcontractors for work or services performed in connection with the operation and maintenance of the Building and/or Premises, all services, supplies, repairs, replacements or other expenses for maintaining and operating the Building and/or Premises, including common area, parking area, recreation area and plaza area maintenance. The term "Operating Expenses" also includes all real property taxes and installments of special assessments, including special assessments due to deed restrictions and/or owners' associations, which accrue against the Building of which the Premises are a part during the term of this Lease as well as all insurance premiums Landlord is required to pay or deems necessary to pay, including public liability insurance, with respect to the Building and/or Premises. The term "Operating Expenses" does not include any capital improvement to the Building, nor shall it include repairs, restoration or other work occasioned by fire, windstorm or other casualty, income and franchise taxes of Landlord, expenses incurred in leasing to or procuring of Tenants, leasing commissions, advertising expenses, expenses for the renovating of space for new Tenants, interest or principal payments on any mortgage or other indebtedness of Landlord or any depreciation allowance. Operating Expenses shall be deemed, for purposes of this Lease, not to include any of the following: (i) costs of a type for which Tenant is required to pay itself directly or to provide reimbursement under other provisions of this Lease (i.e., there shall be no double counting), (ii) costs paid by insurance or by other parties (other than payment by other tenants pursuant to provisions in their leases comparable to those contained herein), (iii) debt service or ground lease payments, (iv) costs incurred to lease or otherwise transfer any interest in the Building or the adjacent land or any portion thereof, (v) expenditures for improvements to the Building which should be capitalized according to generally accepted accounting principles, (vi) costs incurred for the benefit of or because of a dispute with a particular tenant or prospective tenant (in contrast to costs incurred for the benefit of the tenant in the Building generally), (vii) costs resulting from any breach or claimed breach by Landlord of its contractual obligations to other parties, (viii) costs of correcting violations of applicable laws resulting from actions of Landlord or anyone claiming by, through or under Landlord (other than Tenant), or correcting construction defects or deficiencies affecting the Building, (ix) depreciation and other noncash expenses, (x) overhead or administrative costs of Landlord or any other factor added to cover overhead and administrative costs or to provide Landlord or any of its partners or affiliates an additional profit, or (xi) costs of bringing the Building into compliance with the Americans with Disabilities Act.

         5.      SERVICES.

                 (a) During the Building Operating Hours (8:00 a.m. - 6:00 p.m. on Mondays through Fridays and 8:30 a.m. - 1:00 p.m. on Saturdays [excepting Building Holidays]) Landlord shall furnish to Tenant heating and air conditioning at such temperatures and in such amounts as are reasonably considered to be standard unless otherwise required by governmental regulation. Any usage by Tenant of heating or air conditioning other than during Building Operating Hours, if permitted by Landlord, shall be paid for by Tenant, as additional rental, upon receipt by Tenant of a statement therefor from Landlord, at rates set by Landlord from time to time. The after hours heating and air conditioning charge in 1992 is $50.00 per hour. Landlord shall only have the right to increase such charge based upon any increased utility costs of Landlord.





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                 (b)      Landlord shall further furnish to Tenant the
following:

                          (i) Hot and cold water, for normal office use only, at those points of supply provided for the general use of Tenants; and

                          (ii) Janitorial service on Mondays through Fridays (building Holidays excepted), provided, however, if Tenant's floor covering or other improvements require special treatment, Tenant shall pay the additional cleaning cost attributable thereto, as additional rental, upon presentation of a statement therefor;

                          (iii)   Elevator service seven days a week.

                 (c) Landlord shall furnish electrical power to the Premises through the existing feeders and electrical distribution facilities servicing the Building. Landlord shall not bear the utility costs (including meter installation and air conditioning costs) occasioned by electrodata processing machines, computers and similar machines of high electrical consumption. In the event that Tenant's electrical requirements exceed the capacities available in the Building, then all costs associated with increasing such capacities in order to satisfy Tenant's electrical requirements shall be borne by Tenant. Landlord shall provide replacement of fluorescent light bulbs, tubes and ballasts in the Premises and fluorescent and incandescent bulbs in the common areas. Tenant shall advise Landlord of the equipment to be installed by Tenant in the Premises prior to the commencement of this Lease and Landlord acknowledges and agrees that such equipment shall not be considered equipment of high electrical consumption so as to require Tenant to pay the utility costs there for, so long as such equipment does not require electrical capacity greater than that amount used by desktop personal computers or other office equipment and/or appliances considered to be standard use by other tenants in the building.

                 (d) Landlord shall provide security, in such form as Landlord deems appropriate, in the form of limited access to the Building during other than Building Operating Hours. Landlord shall have no liability to Tenant, its employees, agents, invitees or licensees for losses due to theft or burglary, or for damage done by unauthorized persons on the Premises and shall not be required to insure against any such losses. Tenant shall cooperate fully with Landlord in Landlord's efforts to maintain security in the Building and shall follow all regulations promulgated by Landlord with respect thereto.

                 (e) Landlord does not warrant that any of said specified services will be free from interruption or stoppage, but nevertheless Landlord shall use reasonable diligence to resume any such interrupted or stopped service. Anything to the contrary notwithstanding, neither failure, to any extent, to furnish such services nor any stoppage or interruption of these fined services shall render Landlord liable in any respect for damages to either person, property or business, nor shall any such failure, interruption or stoppage of such services be deemed or construed as an eviction, actual or constructive, of Tenant, nor work an abatement of rent nor relieve Tenant from the obligation to fulfill any covenant or agreement contained in this Lease. Should any of the equipment or machinery used in the provision of any of said specified services for any cause cease to function properly, Tenant shall have no claim for offset or abatement of rent or damages on account of an interruption in service resulting therefrom and Landlord shall not be liable therefor, except to the extent of gross negligence or willful misconduct. Notwithstanding anything in this Lease to the contrary, the failure by Landlord to furnish water, electricity, heating, air conditioning or elevator service or the interruption or the termination of any of such services shall, if the same continues for more than three (3) consecutive days and materially affects Tenants ability to conduct normal business operations in the premises, give rise to any equitable abatement of rent during the continuance of such failure, interruption or termination; and if such failure, interruption or termination continues for more than thirty (30) days, Tenant shall have the right to terminate this Lease.

         6. LEASEHOLD IMPROVEMENTS. If construction to the Premises is to be performed by Landlord prior to Tenant's occupancy, Landlord shall construct and install in the





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Premises such Leasehold Improvements (herein so called) as are desired by
Tenant, subject to Landlord's prior written approval. Such Leasehold Improvements shall be constructed and installed pursuant to plans and specifications which are prepared by Landlord's representative in accordance with Tenant's design criteria. Tenant agrees to cooperate fully with Landlord or Landlord's representative in the design, construction and installation of the Leasehold Improvements, so that Landlord shall have a reasonable period of time to design, construct and install the Leasehold Improvements prior to the Commencement Date. Such plans and specifications, together with the agreed upon cost of constructing and installing the Leasehold Improvements depicted therein shall be timely approved by Landlord and Tenant in writing, and when so approved shall be deemed incorporated into this Lease by this reference thereto. All costs and expenses of constructing and installing the Leasehold Improvements to meet Tenant's specifications shall be paid by Tenant to Landlord upon the substantial completion of such construction and upon receipt of a statement from Landlord. The Commencement Date of this Lease shall not be adjusted or delayed by virtue of the failure of Tenant to agree upon the final plans and specifications for the construction of such Leasehold Improvements nor by virtue of any delay caused by Tenant during the course of construction or other failure, for whatever reason, of the Leasehold Improvements to be fully completed prior to the Commencement Date. Tenant acknowledges that Landlord has made no representations or promises as to the final cost of any Leasehold Improvements to the Premises, and that no such costs can or will be agreed upon between Landlord and Tenant until the final plans and specifications have been approved by each. Tenant further acknowledges that Landlord has made no representations or promises with respect to the time needed to install and construct the Leasehold Improvements, and that any such time periods suggested by Landlord or its representatives are only estimates and shall not be binding on Landlord. The failure by Tenant to timely approve final plans and specifications for Leasehold Improvements, the length of time taken to construct and install the Leasehold Improvements, or the cost of constructing and installing any such Leasehold Improvements, shall not constitute grounds upon which Tenant may claim that this Lease is void, voidable or otherwise not in full force and effect, any such claim being hereby expressly waived by Tenant, and Tenant further agrees that such failure to timely approve the plans and specifications, length of time or cost of constructing and installation of the Leasehold Improvements shall not modify or defer the Commencement Date or the payment of Rent hereunder. Upon the expiration of the Lease Term, all Leasehold Improvements shall become the property of the Landlord.

         7.      SIGNS.

                 If the Premises are within a multi-story building, Landlord will furnish and install a suitable building directory and establish suite numbers to facilitate locating and identifying the Premises. In order to effect uniformity, to control the graphics, and to maintain dignified aesthetics, Landlord will also furnish and install at the entrance door to the Premises a uniform suite number plate and a name plate. Signs, name plates or graphics which are wholly within the Premises and not visible from the exterior of the building or from public spaces within the building will be permitted.

                 Tenant agrees that no other sign (mobile or stationary) of any description (other than signage in Tenant's reception area)shall be erected, placed or painted in or about the Premises.

         8. USE. Tenant shall use the Premises only for the Permitted Use (as defined in Paragraph 1 (h) hereof). Tenant will not occupy or use the Premises, or permit any portion of the Premises to be occupied or used for any business or purpose other than the Permitted Use or for any use or purpose which is unlawful in part or in whole or which violates any rule, regulation or ordinance of any applicable governmental authority or deemed to be disreputable in any manner or extrahazardous on account of fire, nor permit anything to be done which will in any way increase the rate of fire insurance on the Building or its contents. In the event that, by reason of acts of Tenant, there shall be any increase in the rate of insurance on the Building or its contents or which create additional cost or expense to Landlord because of Tenant's acts or conduct of business, Tenant hereby agrees to pay to Landlord the amount of such increase on demand and acceptance of such payment shall not constitute a waiver of any of Landlord's other rights provided herein. Tenant will conduct its business and control its agents, employees and invitees, in such a manner as not to create any nuisance, nor interfere with, annoy or disturb other Tenants or Landlord in its management of the Building. Tenant will maintain the Premises





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in a clean, healthful and safe condition and will comply with all laws, ordinance, orders, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) with reference to the use, condition or occupancy of the Premises. Tenant shall not install any vending machines or cooking apparatus (with the exception of coffee makers and microwave ovens) in the Premises nor shall it sell, purchase or give away (or permit anyone else to sell, purchase, or give away) within the Premises any food, cigars, cigarettes, tobacco, sundries, refreshments, office supplies, commercial photocopying services or similar items. Tenant will not, without the prior written consent of Landlord, paint, install lighting, window coverings or decorations, or install any signs, window or door lettering or advertising media of any type on or about the Premises or any part thereof. Tenant shall not, without Landlord's prior written consent, place any safes, or other inordinately heavy objects in the Premises or the Building or in any manner exceed the floor loading design for the Building as determined by Landlord in its sole discretion. Should Landlord agree in writing to any agents of the foregoing items in the preceding sentences, Tenant will maintain such permitted items in good condition and repair at all times.
Notwithstanding anything in this Lease to the contrary, in no event shall Tenant be responsible for compliance with laws, ordinances, rules and regulations that require structural or other changes to the Premises or the Building unless due to the particular use or manner of occupancy by Tenant. Further, Tenant shall be obligated to remove only those hazardous substances or wastes or solid wastes that are deposited on or in the Premises by Tenant or its agents, employees, or licensees and all other hazardous substances or wastes or solid wastes shall be removed by Landlord at its expense.

         During the Lease Term, Tenant and its employees, guests, agents, visitors and invitees shall have the nonexclusive use in common with Landlord, other Tenants of the Building, their employees, guests, agents, visitors and invitees, of the non-reserved common automobile parking areas, driveways, and footways, subject to rules and regulations for the use thereof as prescribed from time to time by Landlord. Landlord shall have the right to reserve parking spaces as it elects and condition use thereof on such terms as it elects.

         9.      REPAIRS AND MAINTENANCE.

                 (a) By Landlord: Landlord shall at its expense maintain the roof, foundation, and the structural soundness of the exterior walls except for reasonable wear and tear. Tenant shall give immediate written notice to Landlord of the need for repairs or corrections and, if Landlord shall deem it appropriate, Landlord shall proceed promptly to make such repairs or corrections. Landlord's liability hereunder shall be limited to the cost of such repairs or corrections. Landlord shall maintain in good order, condition and repair in accordance with applicable laws the Building systems and exterior landscaping, parking areas, ground floor lobbies and other common areas.

                 (b) By Tenant: Tenant shall, at its expense and risk, maintain the Premises in good repair and condition, including but not limited to repairs (including all necessary replacements) to plate glass doors and the interior of the Premises in general. Tenant will not in any manner deface or injure the Building, the Premises or related facilities and will pay the cost of repairing any damage or injury done by Tenant or Tenant's agents, employees or invitees. Tenant shall throughout the Lease Term take good care of the Building, the Premises and related facilities and keep them free from waste and nuisance of any kind. If Tenant shall fail to make any repairs required hereunder (including all necessary replacements) within fifteen (15) days after written notification to do so, Landlord may, at its option, make such repair, and the cost thereof shall be additional rental immediately due hereunder by Tenant to Landlord.

         10. ALTERATIONS AND IMPROVEMENTS. At the end or other termination of this Lease, Tenant shall deliver possession of the Premises to Landlord with all improvements located therein, (except as otherwise herein provided) in good repair and condition, reasonable wear and tear excepted, and shall deliver to Landlord all keys to the Premises. The cost and expense of any repairs necessary to restore the condition of the Premises to said condition in which they are to be delivered to Landlord shall be borne by Tenant. Tenant will not make or allow to be made any alterations or physical additions in or to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld as to nonstructural alterations. In making any such alterations, additions or improvements, Tenant shall utilize only such contractors and subcontractors which have been approved, in writing, by





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Landlord.  All alterations, additions or improvements (whether temporary or permanent in character) made in or upon the Premises, either by Landlord or Tenant, shall, at Landlord's option be Landlord's property on termination of this Lease and shall remain on the Premises without compensation to Tenant or, if required by Landlord, shall be removed by Tenant, at Tenant's sole cost and expense, upon termination of the Lease. All furniture, movable trade fixtures and equipment installed by Tenant may be removed by Tenant, at Tenant's sole cost and expense, at the termination of this Lease provided Tenant is not then in default, and shall be so removed if required by Landlord, or if not so removed shall, at the option of Landlord, become the property of Landlord or shall be removed by Landlord at Tenant's sole cost and expense. All such installations, removals and restoration shall be accomplished in a good and workmanlike manner so as not to damage the Premises or the primary structure or structural qualities of the Building or the plumbing, electrical lines or other utilities of the Building.

         11. ASSIGNMENT AND SUBLETTING. In the event Tenant desires to assign or sublet the Premises or any part thereof, Tenant shall give Landlord written notice of such desire at least ten (10) days prior to the date on which Tenant desires to make such assignment or sublease. Landlord shall within five
(5) days following receipt of such notice notify Tenant in writing that Landlord elects either (i) to permit or (ii) not to permit Tenant to assign or sublet such space, subject, however, to subsequent written approval of the proposed assignee or sublessee by Landlord and written approval of all documents which will evidence or relate to such subleasing or assignment such permission not to be unreasonably withheld or delayed. Notwithstanding anything in this Lease to the contrary, Tenant may, without the prior written consent of Landlord, but only after giving Landlord at least ten (10) days prior written notice, sublet the Premises or any part thereof to an Affiliate (hereinafter defined) or permit occupancy of any portion of the Premises by an Affiliate. The term "Affiliate" shall mean (i) any corporation which, directly or indirectly, controls or is controlled by Tenant or is under common control with a general partner of Tenant, (ii) any corporation not less than fifty percent (50%) of whose outstanding stock shall, at the time be owned directly or indirectly by a general partner of Tenant or (iii) any partnership or joint venture in which Tenant or a general partner of Tenant is a general partner or joint venturer (with joint and several liability for all of the partnership's or venture's obligations). If Landlord should fail to notify Tenant in writing, of such election within said five (5) day period, Landlord shall be deemed to have elected (i) above, but subsequent written approval by Landlord of the proposed assignee or sublessee shall be required, unless not received within the ten (10) day period. Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments and sublettings. Notwithstanding any assignment or subletting, Tenant, and any guarantor of Tenant's obligations under this Lease, shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of Tenant's other obligations under this Lease unless otherwise agreed in writing. In the event of the transfer and assignment by Landlord of its interest in this Lease and the Building, Landlord shall thereby be released from any further obligations hereunder if, and only if, Landlord's successor assumes all existing obligations under the Lease, and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations. Tenant shall not mortgage, pledge or otherwise encumber its interest in this Lease or in the Premises.

         12. INDEMNIFY. Landlord shall not be liable for and Tenant will indemnify and hold Landlord harmless of and from all fines, suits, claims, demands, losses and actions (including attorneys' fees) for any injury to person or damage to or loss of property on or about this Premises caused by the negligence or misconduct or breach of this Lease by Tenant, its agents, employees, subtenants, invitees or by any other person entering the Building, the Premises, or related facilities under the express or implied invitation of Tenant, or arising out of Tenant's use of the Building, the Premises, or related facilities. Landlord shall not be liable or responsible for any loss or damage to any property or death or injury to any person occasioned by theft, fire, Act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition of any governmental body or authority, by other Tenants of the Building or related facilities or any other matter beyond the control of Landlord, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Building, the Premises or related facilities, or failure to make repairs or from any cause whatsoever except Landlord's gross negligence. Notwithstanding anything in this Lease to the contrary, Tenant shall not be liable for the acts or omissions of "invitees" other than Persons within the Premises at the invitation of Tenant. The exculpation of Landlord's liability and the indemnification of Landlord by Tenant as set forth in Paragraph 12 of this Lease shall not be applicable in cases where such damage or injury is caused by or attributable to the negligence or willful misconduct of Landlord. Further, in no event shall Tenant indemnify Landlord form any loss, expense or claims arising out of damage or injury occurring in or about an area other than the Premises unless such damage or injury is caused by Tenant or its employees, agents or subtenants.

         Landlord shall indemnify and hold Tenant harmless from all fines, suits, cost and liability of every kind arising because of: (i) any violation or nonperformance by Landlord of any representation or covenant contained in this Lease which continues beyond any applicable cure period; (ii) any bodily injury, death and/or damage to property (excluding damage to Tenant's personal property within the Building) occurring in or resulting from any occurrence in the common areas of the Building during the term of this Lease; and (iii) any bodily injury, death and/or property damage that is proximately caused by the negligence or willful misconduct of Landlord or any of its agents, employees or contractors. The indemnity set out in the preceding sentence will not apply to matters caused in whole or in part by negligence on the part of Tenant or anyone acting for Tenant.

         13. MORTGAGES AND GROUND LEASES. This lease shall be subject and subordinate at all times to ground or underlying leases which now exist or may hereafter be executed, modified or extended, affecting the Building or the land upon which the Building is situated or both, and to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the land and Building or either thereof, or on or against Landlord's interest or estate therein, or on or against any ground or underlying leases without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver, upon demand, such further instruments evidencing such subordination of the Lease to such ground or underlying leases and to the lien of any such mortgages or deeds of trust as may be required by Landlord. Landlord is hereby irrevocably appointed and authorized as agent and attorney-in-fact of Tenant, which appointment shall be deemed a power coupled with an interest, to execute and deliver all such subordination instruments in the event Tenant fails to execute and deliver same within five (5) days after notice from Landlord requesting the execution thereof. Tenant shall, upon request by Landlord from time to time made, execute and deliver instruments stating and certifying that this Lease is in full force and effect and unmodified (or if modified stating the nature of such modification), the date through which the rental has been paid, the termination date of this Lease, that no defaults exist under this Lease and the Tenant has no claims or offsets against Landlord.

         13.a.   NONDISTURBANCE AGREEMENT.  Notwithstanding anything in this
Lease to the contrary, this Lease shall not be subject or subordinate to any mortgage or deed of trust lien which hereafter encumbers the Premises unless Landlord obtains a nondisturbance agreement from the holder of such mortgage or deed of trust, wherein such holder agrees not to disturb Tenant's Possession of the Premises (subject to the terms, conditions and provisions of this Lease) so long as Tenant is not in default or breach of this Lease. Further, within thirty (30) days after the complete execution of this Lease Landlord shall use best efforts to obtain a similar nondisturbance agreement from the holder of am current mortgage or deed of trust which encumbers the Premises by requesting such agreement from the current mortgage holder.

         14. INSURANCE. During the Lease Term, Landlord shall maintain a policy or policies of insurance issued by and binding upon some solvent insurance company, to insure the Building against loss or damage by fire, explosion, or other hazards and contingencies in such amounts as Landlord may determine in the exercise of its discretion provided that Landlord shall not be obligated to insure any furniture, equipment, machinery, goods or supplies not covered by this Lease which Tenant may bring or place upon the premises, or any additional improvements which Tenant may construct thereon. Such insurance shall be maintained at the expense of Landlord (as part of the operating expenses defined in this Lease) and payments for losses thereunder shall be made solely to Landlord or to others having an interest in the Building, as their interest shall appear. If the annual premiums to be paid by Landlord shall exceed the standard rates because of Tenant's operations, contents of the Premises, or improvements with respect to the Premises beyond building standard, or results in extrahazardous exposure, Tenant shall promptly pay the excess amount of the premium upon request by Landlord. Tenant shall maintain at all times and at its own expense, in an amount equal to full replacement cost, fire and extended coverage insurance on all of its personal property, including removable trade fixtures located in the Premises, together with liability insurance in an amount of not less than $1,000,000 for any one occurrence in form acceptable to Landlord and with insurers licensed to issue such insurance coverage in the State of Texas which policy of liability insurance shall extend to include Landlord as an additional named insured. Tenant shall, upon request, provide Landlord with a certificate of insurance as written evidence of the insurance in force and Tenant shall obtain the agreement of Tenant's insurance in force and Tenant shall obtain the agreement of Tenant's insurers to notify Landlord that a policy is due to expire at least ten (10) days prior to such expiration.

         15. INSPECTION. Landlord or its representatives shall have the right to enter into and upon any and all parts of the Premises at reasonable hours to (i) inspect same or clean or make repairs or alternations or additions as Landlord may deem necessary (but without any obligation to do so, except as expressly provided for herein), or (ii) show the Premises to prospective Tenants anytime after 120 days prior to expiration, purchasers or lenders, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof, nor shall such be deemed to be an actual or constructive eviction. Landlord shall provide Tenant with reasonable notice of any entry by Landlord (except in the case of an emergency); and Landlord shall not unreasonably interfere with Tenant or the operation of Tenant's business (except in the event of an emergency) by reason of any such entry.

         16. CONDEMNATION. If, during the term of this Lease, or any extension or renewal thereof, all of the Premises or the Building should be taken for any public or quasi-public use under any governmental law, ordinance, regulation or by right of eminent domain or by private purchase in lieu thereof, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective on the date physical possession is taken by the condemning authority, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.


         In the event a portion but not all of the Premises or the Building (whether or not the Premises are affected) shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right or eminent domain or by private sale in lieu thereof, then Landlord shall have the option, in its reasonable discretion, of terminating this Lease, or, at Landlord's sole risk and expense, if the Premises are affected, of restoring and reconstructing the Premises to the extent necessary to make same reasonably tenantable. Should Landlord elect to restore, the Lease shall continue in full force and effect with the rent payable during the unexpired portion of this Lease adjusted to such an extent as may be fair and reasonable under the circumstances, and Tenant shall have no claim against Landlord for the value of any interrupted portion of this Lease.

         In the event of any condemnation or taking, total or partial, Tenant shall not be entitled to any part of the award or price paid therefor, and Landlord shall receive the full amount of such award or price, Tenant hereby expressly waiving any right or claim to any part thereof.

         17. FIRE OR OTHER CASUALTY. In the event that the Premises should be totally destroyed by fire, tornado or other casualty or in the event the Premises or the Building should be so damaged that rebuilding or repairs cannot be completed within ninety (90) days after the date of such damage, either Landlord or Tenant may at its option terminate this Lease, in which event the rent shall be abated during the unexpired portion of this Lease effective with the date of such damage. In the event the Premises should be damaged by fire, tornado or other casualty, but only to such extent that rebuilding or repairs can be completed within ninety (90) days after the date of such damage, or if the damage should be more serious but neither Landlord nor Tenant elects to terminate this Lease, in either such event Landlord shall within, thirty (30) days after the date of such damage, commence to rebuild or repair the Premises and shall proceed with reasonable diligence to restore the Premises to substantially the same condition in which they were immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of the furniture, equipment, fixtures and other improvements which may have been placed by Tenant or other Tenants within the Building or the Premises, or related facilities. In the event that the Premises are totally untenantable, Landlord shall abate the rent during the time the Premises are unfit for occupancy. If the Premises are not totally untenantable, Landlord shall allow Tenant a fair diminution of rent during the time the Premises are partially unfit for occupancy. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

         18. HOLDING OVER. Should Tenant or any of its successors in interest hold over the premises, or any part thereof, after the expiration of the term of this Lease, unless otherwise agreed in writing, such holding over shall constitute and be construed as a tenancy at will only at a daily rental equal to (i) one-thirtieth of the sum of, the Monthly Rental Installment, together with the most current rental adjustment which may have been made thereto pursuant to Paragraph 4 hereof, plus (ii) twenty-five percent (25%) of such amount. The inclusion of the preceding sentence shall not be construed as Landlord's consent for the Tenant to hold over.

         19. TAXES ON TENANT'S PROPERTY. Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

         20. EVENTS OF DEFAULT. The following events shall be deemed to be events of default by Tenant under this Lease:

                 (a) Tenant shall fail to pay any Monthly Rental Installment, any portion of the Basic Rental hereby reserved or any other rental or additional rental when due and such failure shall continue for a period of ten (10) days after written notice thereof to Tenant;

                 (b) Tenant shall fail to comply with any term, provision, or covenant of this Lease, other than the payment of rent, and shall not cure such failure within thirty (30) days after written notice thereof to Tenant or if such failure is not reasonably susceptible of being cured within thirty (30) days, Tenant shall fail to commence the curing thereof within thirty (30) days after Landlord gives written notice to Tenant thereof, or having commenced the curing thereof, Tenant shall fail to diligently pursue the curing of such default to completion;

                 (c) Tenant shall make a general assignment for the benefit of creditors;

                 (d) Tenant shall file a petition under any section or chapter of the Federal Bankruptcy Code, as amended, or under any similar law or statute of the United States or any State thereof, or Tenant shall be adjudged bankrupt or insolvent in any proceeding filed against Tenant thereunder and such adjudication shall not be vacated or set aside within thirty (30) days;

                 (e) A receiver, trustee or liquidator shall be appointed for all or substantially all of the assets of Tenant and such receivership shall not be terminated or stayed within thirty (30) days; or

         21. REMEDIES. Upon the occurrence of any event of default specified in Paragraph 20 hereof, Landlord shall have the option to pursue any one or more of the following remedies without "ny notice or demand whatsoever:

                 (a) Terminate this Lease in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession and expel or remove Tenant and any other person who may be occupying said Premises or any part thereof, without being liable for prosecution or any claim for damages relating thereto. Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise, including the loss of the Basic Rental then remaining unpaid;

                 (b) Enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof without being liable for prosecution or any claim for damages therefor, and if Landlord so elects, relet the Premises on such terms as Landlord shall deem advisable and receive the rent therefor. Tenant agrees to pay to Landlord on demand any deficiency in Basic Rental that may arise by reason of such reletting, and

                 (c) Enter upon the Premises without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this lease, and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action.

         No reentry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter elect to terminate this lease for previous uncured default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any other remedies otherwise available to Landlord at law or in equity, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Landlord's acceptance of rent following an event of default hereunder shall not be construed as Landlord's waiver of such event of default. No waiver by Landlord of any violation of breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed as Landlord's waiver of any other violation or breach of any of the terms, provisions, and covenants herein contained. Forbearance by Landlord to enforce one or more or the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default. The loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Landlord following possession. Should Landlord at any time terminate this lease for any default, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default, including the cost of recovering the Premises and the loss of the Basic Rental then remaining unpaid.

         In the event Landlord shall be in default under this Lease as a result of its failure to perform one of its obligations hereunder, Tenant shall have the right, but shall not be obligated, to Perform such obligation on behalf of Landlord, and Landlord shall reimburse Tenant within thirty (30) days after demand by Tenant for all expenses incurred by Tenant in performing such obligation. In the event Landlord shall fail to reimburse Tenant for any such expenses so incurred and Tenant shall obtain a final judgment in its favor against Landlord, Tenant shall have the right to set off the amount of such judgment against any installment of rent payable by Tenant to Landlord (or any future landlord) under this Lease.

         22. SURRENDER OF PREMISES. No act or thing done by the Landlord or its agents during the Lease Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and subscribed by the Landlord.

         23. ATTORNEY'S FEES. In the event either party defaults in the performance of any of the terms of this Lease and the other party employs an attorney in connection therewith, the defaulting party shall pay the prevailing party's reasonable attorneys' fees and costs (including court costs).

         24. LANDLORD'S LIEN. In addition to the statutory Landlord's lien, Landlord shall have, at all times, a valid security interest to secure payment of all rentals and other sums of money becoming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently or which may hereafter be situated in the Premises and all proceeds therefrom and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated in the Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale the Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in this Lease at least five (5) days before the time of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted herein. Any surplus shall be paid to Tenant or as otherwise required by law and the Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord UCC-1 financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Texas. The statutory lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto. Notwithstanding anything herein contained to the contrary, Landlord shall neither sell nor withhold from Tenant, Tenant's business records. Notwithstanding anything in this Lease to the contrary, the lien granted to Landlord herein and the statutory landlord's lien granted to Landlord pursuant to the Texas Property Code shall be subject and subordinate to any and all purchase money security interests in and to any furniture, fixtures and equipment of Tenant.

         25. MECHANIC'S LIEN. Tenant will not permit any mechanic's lien(s) to be placed upon the Premises or the Building or improvements thereon during the term hereof caused by or resulting from any work performed, materials furnished or obligation incurred by or at the request of Tenant, and in the case of the filing of any such lien Tenant will promptly pay same. If default in payment thereof shall continue for twenty (20) days after written notice thereof from Landlord to the Tenant, then Landlord shall have the right and privilege, at Landlord's option, of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional rental hereunder due from Tenant to Landlord and shall be due immediately on rendition of bill therefor.

         26. WAIVER OF SUBROGATION. Anything in this Lease to the contrary notwithstanding, the parties hereto hereby waive any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers, and employees, for any loss or damage that may occur to the Premises hereby demised, or any improvements thereto, or to the Building, any improvements thereto, or related facilities, by reason of fire, the elements, or any other cause which could be insured against under the terms of a Texas standard form fire and extended coverage insurance policy, or which actually is insured against under the terms of a valid and collectible insurance policy, regardless of cause or origin, including negligence of the parties hereto, their agents, officers, and employees.

         28. FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by Landlord, the Landlord shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, Acts of God, shortages of labor or materials, war, governmental laws, regulations restrictions or any other causes of any kind whatsoever which are beyond the control of Landlord. In the event performance by Tenant of any term, condition or covenant in this Lease is delayed or prevented by any act of God, strike, lockout, shortage of material or labor, restriction by any governmental authority, civil riot, flood or any other cause not within the reasonable control of Tenant, the period for performance as such to term, condition or covenant shall be extended for a period equal to the period Tenant is so delayed or hindered, except that the foregoing shall not apply to the payment of any monies due hereunder by Tenant.

         29. SEVERABILITY. If any clause or provision of this Lease is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is held to be illegal, invalid, or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and still be legal, valid and enforceable.

         30. ENTIRE AGREEMENT: AMENDMENTS: BINDING EFFECT. This Lease contains the entire agreement between the parties and may not be altered, changed or amended, except by instrument in writing signed by both parties hereto. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord and addressed to Tenant, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be construed to waive or lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. No payment by Tenant or receipt by Landlord of a lesser amount than the Monthly Rental Installment or additional rental, which may then be due under this Lease, shall be deemed to be other than on account of the earliest rent due hereunder, nor shall any statement or endorsement on any check or in any letter accompanying any check or payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided. The terms, provisions, covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

         31. QUIET ENJOYMENT. Provided Tenant has performed all of the terms, covenants, agreements and conditions of this lease, including the payment of rent, to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the term hereof, without hindrance from Landlord, subject to the terms and conditions of this Lease.

         32. RULES AND REGULATIONS. Tenant shall, and Tenant shall cause Tenant's agents, employees, guests, visitors and invitees to, comply fully with all requirements of the rules and regulations of the Building and related facilities which are attached hereto as Exhibit "A" and made a part hereof as though fully set out herein. Landlord shall at all times have the right to change such rules and regulations or to promulgate such other rules and regulations in such reasonable manner as Landlord may deem advisable for the safety, care, or cleanliness of the Building, the Premises, or related facilities, and for the preservation of good order therein, all of which rules and regulations, changes and amendments will be forwarded to Tenant in writing and shall be carried out and observed by Tenant. Tenant shall further be responsible for the compliance with such rules and regulations by all employees, servants, agents, visitors and invitees of Tenant. Notwithstanding anything in this Lease to the contrary, Tenant shall have no obligation to comply with any rules and regulations that are inconsistent with the terms, conditions and provisions of this Lease, or to comply with any rules and regulations that are uniformly applied and administered to all of the other tenants of the Building or which materially interfere with the use and operation of the business by Tenant. Further, Tenant shall be permitted to operate microwave ovens as well as vending machines for the sale of food and other items to its employees and guests, provided that such operation is only incidental to the purpose for which the Premises are leased to Tenant under this lease. Provisions of this Lease which prohibit Tenant from "permitting" or "allowing" certain conduct or actions shall not be construed to render Tenant liable for the actions of other tenants or third parties, except Tenant's own employees, contractors and invited guests. This Lease shall control in the event there is any express or implied conflict between this Lease and the rules and regulations.

         33. GENDER. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

         34.     Deleted.

         35. NOTICES. Each provision of this Lease, or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice, or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken:

                 (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord in Dallas County, Texas, at the address hereinbelow set forth, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith;

                 (b) Any notice or document required to be delivered hereunder shall be deemed to be delivered if actually received and whether or not received when deposited in the United States mail, postage prepaid, certified or registered mail, return receipt requested, addressed to the parties hereto at the respective addresses set out opposite their names below, or at such other address as they have heretofore specified by written notice delivered in accordance herewith:


             Sterling Plaza Ltd., by
    LANDLORD:Sterling Projects, Inc., General Partner     TENANT: Brigham Oil & Gas, L.P.
             8235 Douglas Ave., Suite 800                         5949 Sherry Lane, #1616
             Dallas, Texas 75225                                  Dallas, Texas 75225


         36. CAPTIONS. The captions contained in this Lease are for convenience of reference only, and in no way limit or enlarge the terms and conditions of this Lease.

         37. PLACE OF PERFORMANCE. Tenant shall perform all covenants, conditions and agreements contained herein, including but not limited to payment of rent, in Dallas County, Texas. Any suits arising from or relating to this Lease shall be brought in Dallas County, Texas.

         38. PARKING. Landlord and Tenant agree that Landlord shall make available to Tenant throughout the term of this Lease, and any renewals or extensions of this Lease, on-site owner controlled covered parking for one auto per 333 square feet of rentable area with a minimum of 16 spaces, 4 of which will be reserved and 12 of which shall be unreserved. All parking for the initial term of the Lease and any expansions thereof shall be at no charge to Tenant. Any charge for parking during renewal or extension periods shall be negotiated at that time.

         39. RENEWAL OPTION. If, at the end of the primary term of this Lease, the Tenant is not in default of any of the terms, conditions or covenants of the Lease, Tenant, but not any assignee or subtenant of Tenant unless affiliate company or if otherwise agreed to in writing, is hereby granted an option to renew this Lease for an additional term of 60 months upon the same terms and conditions contained in this Lease with the following exceptions:

         A. The renewal option term will contain no further renewal options unless expressly granted by Landlord in writing, and

         B. The rental for the renewed term shall be based upon the then prevailing rental rates for properties of equivalent quality, size, utility and location, with the length of the lease term and credit standing of the Tenant to be taken into account, but in no event shall the rental rate exceed $18.00 per rentable square foot per year, with an adjusted Base Year for operating expenses, and a refurbishment allowance of $3.00 per rentable square foot.

If Tenant desires to renew this Lease, Tenant will notify the Landlord of its intention to renew no later than six months prior to the expiration date of the lease. Landlord shall, within the next fifteen days, notify Tenant in writing of the proposed renewal rate and the Tenant shall, within the next fifteen days following receipt of the proposed rate, notify the Landlord in writing of its acceptance or rejection of the proposed rental rate.

         40.     Deleted.

         41.     SPECIAL PROVISIONS.

         41.1 Landlord and Tenant agree that Tenant shall take occupancy of the Premises on an "as is" basis, provided, however, that at any time during the Lease Term, Tenant may request and upon such request, Landlord shall make the following, improvements at Tenant's expense:





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
                 1. Landlord shall recarpet and repaint throughout per Tenant's selection, including replacement of existing grey vinyl wall coverings with paint. Border carpet installed in reception and conference room. Grasscloth in two executive offices to be matched or replaced with similar surface.
                 2. Landlord shall provide kitchen area complete with hot and cold tap water, dishwasher, ice maker and refrigerator.
                 3. Landlord shall install a new wall and door on the west end of the space between the two executive offices creating a new office and relocating both entry doors to the executive offices.
                 4. Tenant shall have the right to delete any of these requests.

         41.2 Landlord and Tenant agree that Landlord shall provide, at its sole expense, full space planning services for all "building standard" work, including construction drawings and detailed plans and specifications, reflected ceiling plans, telephone and electrical plans, and finish schedules.

         41.3 Notwithstanding anything to the contrary contained in this Lease, Landlord and Tenant agree that the Lease shall commence upon substantial completion of the leased premises, unless such substantial completion is delayed by Tenant beyond the projected commencement date, in which event the Lease shall commence on the date that substantial completion would have occurred but for such Tenant delays. Landlord acknowledges that Tenant desires to occupy the leased premises on or before June 1, 1992, and Landlord will endeavor to cause Tenant's initial leasehold improvements to be substantially complete on or before such date.

                 Substantial completion shall mean:

                 a) all ceilings and lighting in the leased premises are in and operative;
                 b) all walls and partitions in the leased premises have been erected with final painting or wall covering complete, and doors and hardware have been installed;
                 c) all built-in cabinetry, millwork, glass, kitchen appliances, plumbing in the leased premises have been completed and installed and are in good working order;
                 d) all floor coverings in the lease premises have been installed and cleaned;
                 e) telephone company has completed its base service to the leased premises with all lines operative, and all wiring within the leased premises for voice and data communications has been installed and is operative;

                 f) building elevators, plumbing, HNIAC and electrical systems serving the l leased premises have been installed and are in good working condition; electrical service is adequate for Tenant's lighting fixtures and office equipment, in keeping with the approved space plans and final working drawings; and HVAC system has been balanced;
                 g) all debris has been removed from the leased premises, and the leased premises cleaned;
                 h) a certificate of occupancy for the leased premises has been granted by the City of Dallas;
                 i)       all exterior door locks shall be changed or re-keyed;
                          and
                 j) minor "punch-list" type items which do not impede Tenant's use and comfort will not serve to delay "Substantial Completion";

                 Note: Any necessary changes or modifications to the space required to meet applicable codes or laws are to be performed by Landlord at Landlord's cost.

         41.4 Landlord and Tenant agree that if the space is not substantially complete through no fault of the Tenant is not able to occupy the Premises by June 1, 1992, through no fault of Tenant, then Tenant shall have the option to cancel this Lease.

         41.5 Landlord and Tenant agree that Tenant shall have the option to cancel this Lease after the end of the third (3rd) and fourth (4th) lease year by giving Landlord four (4) months prior written notice.

         41.6 First Right of Refusal Landlord hereby grants to Tenant an ongoing Right of First Refusal to lease the adjoining approximately 1,634 square feet of space to the east of the Premises. If Tenant elects to exercise its Right of First Refusal to lease such space within the first two years of the Lease Term, it shall be under the same terms and conditions of this Lease. After the first two years if Landlord desires to lease such space to a third party, Tenant shall have ten business days from receipt of such notice to notify Landlord in writing of Tenant's intent to exercise its Right of First Refusal. If Tenant does not exercise its Right of First Refusal, then Landlord may lease such space to any third party. If Tenant elects to exercise its Right of First Refusal to lease such space, the term for such space shall expire simultaneously with the term of this Lease, and the rent for such space shall be based on the lesser of the then prevailing rental rates for properties of equivalent quality, size, utility and location, with the length of the Lease term and credit standing of Tenant to be taken into account or a third party offer, otherwise subject to all of the same terms, covenants, and conditions of this Lease. Within thirty days from the date of Tenant's election to exercise its Right of First Refusal, Tenant shall execute plans and specifications, change orders showing construction costs to be paid by Tenant, if any, and a Modification and Ratification of this Lease to include the additional space; otherwise Tenant's Right of First Refusal shall terminate as to the space described in the notice from Landlord to Tenant and Landlord may lease such space to any third party. Landlord agrees not to lease the space subject to the Right of First Refusal during tenant's first six months of occupancy.

         Furthermore, Tenant will have the right throughout the term of the Lease and any renewals or extensions to lease any space on the same floor on terms and conditions no less favorable than are generally being offered and/or concluded by Landlord to other prospective tenants or other tenants in the buildings.

         Improvements to Expansion Space: Should Tenant exercise its rights granted under the lease to obtain additional area for expansion, then Tenant shall receive the greater of whatever finish allowance is being offered a bona fide third party or $2.00 per rentable square foot multiplied by the number of years (or fraction thereof) remaining on the lease for remodeling the space during the first three (3) years and $1.00 per rentable square foot per year during the last two (2) years of occupancy.

         41.7 Landlord and Tenant agree that Landlord shall pay a real estate commission to Bell & Hocker, Inc. in accordance with the Registration Letter and Commission Agreement attached hereto as Exhibit "C". Notwithstanding such agreement, Tenant agrees to pay the initial commission due Bell & Hocker, Inc.

         41.8 Notwithstanding anything to the contrary contained in this Lease, Tenant agrees to reimburse Landlord for the initial construction costs, if any, incurred in remodeling the space to meet Tenant's specifications. Any other costs specified herein beyond these initial costs shall be paid by Landlord.

EXECUTED this 21st day of May, 1992.

LANDLORD: Sterling Plaza Ltd., by              TENANT:Brigham Oil & Gas, L.P.
Sterling Projects, Inc., General Partner              by Brigham Exploration
                                                      Company, General Partner

By:      /s/ Larry Keim                        By:        /s/ Anne L. Brigham
   ------------------------------------           ------------------------------


Name:    Larry Keim                            Name:      Anne L.Brigham
     ----------------------------------             ----------------------------

Title:   Vice President                        Title:     Vice President
      ---------------------------------              ---------------------------



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